UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): May 29, 2026

PEBBLEBROOK HOTEL TRUST
(Exact name of registrant as specified in its charter)

Maryland	001-34571	27-1055421
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

4747 Bethesda Avenue, Suite 1100, Bethesda, Maryland	20814
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (240) 507-1300

Not Applicable
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares, $0.01 par value per share	PEB	New York Stock Exchange
Series E Cumulative Redeemable Preferred Shares, $0.01 par value	PEB-PE	New York Stock Exchange
Series F Cumulative Redeemable Preferred Shares, $0.01 par value	PEB-PF	New York Stock Exchange
Series G Cumulative Redeemable Preferred Shares, $0.01 par value	PEB-PG	New York Stock Exchange
Series H Cumulative Redeemable Preferred Shares, $0.01 par value	PEB-PH	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
As previously disclosed, on February 6, 2026, Ron E. Jackson notified the Board of Trustees (the “Board”) of Pebblebrook Hotel Trust (the “Company”) that he had decided to retire from the Board effective as of the Company’s 2026 annual meeting of shareholders (the “Annual Meeting”). On May 29, 2026, the Annual Meeting was held and Mr. Jackson’s retirement from the Board took effect. In connection with Mr. Jackson’s retirement, the size of the Board was decreased to seven trustees.
Item 5.07. Submission of Matters to a Vote of Security Holders.
On May 29, 2026, the Company convened the Annual Meeting. The matters on which the shareholders voted were:
(i)the election of the trustees of the Company to serve until its 2027 Annual Meeting of Shareholders and until their successors are duly elected and qualified;
(ii)the ratification of the appointment of KPMG LLP to serve as the Company’s independent registered public accountants for the year ending December 31, 2026;
(iii)the approval, in an advisory and non-binding vote, of the compensation of the Company's named executive officers; and
(iv)the approval of an amendment to the Company's declaration of trust (the “Declaration”).
The results of the voting were as set forth below.

Proposal 1 - election of trustees:

Trustee	Votes For	Votes Against	Abstentions	Broker Non-Votes
Jon E. Bortz	98,013,143	5,338,482	39,952	3,354,374
Cydney C. Donnell	98,545,019	4,806,562	39,996	3,354,374
Nine P. Jones	103,264,078	87,503	39,996	3,354,374
Phillip M. Miller	98,488,738	4,862,852	39,987	3,354,374
Michael J. Schall	97,254,611	6,096,979	39,987	3,354,374
Bonny W. Simi	99,909,981	3,441,610	39,986	3,354,374
Earl E. Webb	97,905,656	5,445,933	39,988	3,354,374

Proposal 2 - ratification of the appointment of independent registered public accountants:

Votes For	Votes Against	Abstentions	Broker Non-Votes
104,704,688	1,999,237	42,026	—

Proposal 3 - approval of compensation of named executive officers ("Say-On-Pay"):

Votes For	Votes Against	Abstentions	Broker Non-Votes
93,732,941	9,616,289	42,347	3,354,374

Proposal 4 - approval of an amendment to the Declaration:

Votes For	Votes Against	Abstentions	Broker Non-Votes
103,146,732	202,008	42,837	3,354,374

Item 8.01. Other Events.
On June 2, 2026, the Company filed Articles of Amendment (the “Articles of Amendment”) to the Declaration with the State Department of Assessments and Taxation of Maryland. The Articles of Amendment amended the Declaration to give shareholders the right to remove a trustee without cause in addition to the right to remove a trustee for cause. Shareholders approved a proposal for the amendment as disclosed in the Company’s definitive proxy statement filed with the U.S. Securities and Exchange Commission on April 17, 2026.

The foregoing summary of the Articles of Amendment does not purport to be complete and is qualified in its entirety by reference to the Articles of Amendment, which are hereby incorporated by reference hereinto and filed as Exhibit 3.1 to this Current Report on Form 8-K.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description
3.1	Articles of Amendment of Pebblebrook Hotel Trust.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PEBBLEBROOK HOTEL TRUST

June 2, 2026	By:	/s/ Raymond D. Martz
		Name:	Raymond D. Martz
		Title:	Co-President, Chief Financial Officer, Treasurer and Secretary